Exhibit 99.3

AMENDMENT No. 1 TO THE

AMENDED AND RESTATED ASSET AND SHARE SALE AGREEMENT

THIS AMENDMENT NO. 1, dated as of December 18, 2009 (“Amendment No. 1”), to the Amended and Restated Asset and Share Sale Agreement, dated as of September 14, 2009 (as has been amended, supplemented or otherwise modified, including by this Amendment No. 1, and as may be further amended, supplemented or otherwise modified from time to time, the “ASSA”) is made by and among (i) Nortel Networks Corporation, a corporation organized under the laws of Canada (“NNC”), (ii) Nortel Networks Limited, a corporation organized under the laws of Canada (“NNL”), (iii) Nortel Networks Inc., a corporation organized under the laws of Delaware (“NNI” and, together with NNC and NNL, the “Main Sellers”) and (iv) the affiliates of the Main Sellers listed on Schedule A Parts 1 and 2 (the “Other Sellers” and, together with the Main Sellers, the “Sellers”) (v) and Avaya Inc., a corporation organized under the laws of the State of Delaware (the “Purchaser”) and, only for the purposes of Sections 4, 5, 6, 7, 8, 28, 29 and 30 of this Amendment No. 1 and related definitions, the EMEA Sellers (as defined in the ASSA).

RECITALS:

WHEREAS, on July 20, 2009, the Sellers, the Purchaser and, only for purposes of certain provisions, the EMEA Sellers, entered into the Original Agreement;

WHEREAS, in connection with the Auction that was held on September 11-14, 2009, the Purchaser, the Sellers, the EMEA Sellers, NNUK and Nortel Networks (Ireland) Limited amended and restated the Original Agreement in its entirety to incorporate (i) the terms of the Side Letter and (ii) the terms agreed to in connection with Sellers’ selection of Purchaser as the Successful Bidder at the Auction;

WHEREAS, between September 14, 2009 and the date hereof, the Parties entered into certain side letters (the “Post-Auction Side Letters”) with respect to, inter alia, the designation of Nortel Networks de Colombia, S.A. as an Excluded Other Seller under the ASSA, effective as of July 20, 2009, and the authorization of various actions under Section 5.9 of the ASSA;

WHEREAS, the Parties desire to amend the ASSA to incorporate (i) the terms of the Post-Auction Side Letters and (ii) the terms agreed to in connection with the negotiation of the Ancillary Agreements and the preparation of the completion of the purchase and sale of the Assets and the Shares and the assumption of the Assumed Liabilities; and

WHEREAS, simultaneously with the execution of this Amendment No. 1, the EMEA Sellers, the Joint Administrators, the Joint Israeli Administrators and the Purchaser desire to amend the EMEA Asset Sale Agreement to reflect similar agreements;

NOW, THEREFORE, in consideration of the premises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Parties hereby agree as follows:

1.	Definitions. Unless otherwise defined herein or amended hereby, capitalized terms used herein which are defined in the ASSA shall have the meanings ascribed to them in the ASSA.

2.	Section 1.1 of the ASSA. The following definitions shall be added to Section 1.1 of the ASSA.

“Additional Chinese Assets” has the meaning set forth in Section 2.2.8.

“Additional Chinese Payment” has the meaning set forth in Section 2.2.8.

“Additional Indian Assets” has the meaning set forth in Section 2.2.8.

“Additional Indian Payment” has the meaning set forth in Section 2.2.8.

“Avaya China” means Avaya (China) Communication Co., Ltd, a company incorporated under the laws of China whose office is at Suite 7-11, Level 3, Tower W1, The Towers, Oriental Plaza, No. 1 East, Chang An Ave, Dong Cheng District, Beijing.

“Avaya India” means Avaya India Private Limited, a company incorporated under the laws of India whose office is at DLF Square, M-Block, 2nd Floor, Jacaranda Marg, DLF City Phase—II, Gurgaon, 122002.

“Avaya Russia” means Avaya CIS LLC, a company incorporated under the laws of Russia whose registered office is at 52 Kosmodamianskaya Nab., Bldg 3, Moscow.

“China Allocation” has the meaning set forth in Section 2.2.1(a).

“China Local Sale Agreement” means the local sale agreement between Avaya China and Nortel China dated as of December 16, 2009.

“India Allocation” has the meaning set forth in Section 2.2.1(a).

“India Local Sale Agreements” means the local sale agreements between Avaya China, on the one hand, and NTEC and NNIPL, on the other hand, dated as of December 9, 2009 and December 18, 2009, respectively.

“NNIPL” means Nortel Networks (India) Private Limited, a company incorporated under the laws of India whose registered office is at C-227, Ground Floor, Near Garden of Five Senses, Westend Marg, Paryavaran Complex, New Delhi-110 030.

“NNIPL Payment” has the meaning set forth in Section 2.2.1(a).

“Nortel China” means Nortel Networks (China) Limited, a company incorporated under the laws of China whose registered office is at No. 6, Wangjing Dong Lu, Chaoyang District, Beijing, P.R. China, 100006.

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“Nortel Russia” means o.o.o. Nortel Networks, a company incorporated under the laws of Russia, registered under number 1047796092960 and having its registered office 9th Floor, Krasnopresnenskaya, Naberezhnaya, Moscow 123317, Russia.

“NTEC” means Nortel Technology Excellence Centre Private Limited, a company incorporated under the laws of India whose registered office is at AMR Tech Park II, No. 23 and 24 Hongasandra, Hosur Main Road, Bangalore 560068, Karnataka.

“NTEC Payment” has the meaning set forth in Section 2.2.1(a).

“Rs” means Indian Rupee.

“RUR” means Russian Rubles.

“Russia Allocation” has the meaning set forth in Section 2.2.1(a).

“Russia Inventory Allocation” has the meaning set forth in Section 2.2.1(a).

“Russia Inventory Transfer Agreement” has the meaning attributed to that term in the EMEA Asset Sale Agreement.

“¥” or “RMB” means Chinese Renminbi.

3.	Assets. Section 2.1.1 shall be amended to add (immediately following Section 2.1.1(p)), the following:

“(q) any claims with respect to product replacement that Nortel may have against the LGN Joint Venture arising from the problem described in the Nortel Product Advisory Alert, Bulletin Number PAA-2009-0130-Global, dated September 25, 2009; provided that the gross amount recovered by Purchaser pursuant to such assigned claims shall not, in the aggregate, exceed $1,800,000.”

4.	Purchase Price.

(a)	Section 2.2.1(a) is hereby amended and restated in its entirety as follows:

“Pursuant to the terms and subject to the conditions set forth in this Agreement, in consideration of the sale of the Assets and the Shares pursuant to the terms hereof, the sale of the EMEA Assets pursuant to the EMEA Asset Sale Agreement and of the rights granted by certain Sellers and certain EMEA Sellers under the Intellectual Property License Agreement and the Trademark License Agreement, the Purchaser and each of the Designated Purchasers shall assume and become obligated to pay, perform and discharge, when due, the Assumed Liabilities and the EMEA Assumed Liabilities being assumed hereunder or under the EMEA Asset Sale Agreement by such Person and (A) the Purchaser, on its own behalf and as agent for the Designated Purchasers, shall pay to the Escrow Agent the Escrow Amount, (B) no later than Monday, December 21, 2009, Avaya India shall pay (i) to NTEC an aggregate amount of cash equal to Rs. 66,863,292.83 (the “NTEC Payment”) and (ii) to NNIPL an aggregate amount of cash

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equal to Rs. 260,500,413.04 (the “NNIPL Payment”, and together with the NTEC Payment, the “India Allocation”), (C) no later than Monday, December 21, 2009, Avaya China shall pay to Nortel China an aggregate amount of cash equal to ¥6,107,362.91 (the “China Allocation”), (D) no later than Monday, December 21, 2009, Avaya Russia shall pay to Nortel Russia an aggregate amount of cash equal to RUR6,991,564.61 (the “Russia Allocation”), (E) immediately upon execution by all relevant parties thereto of the Russian Inventory Transfer Agreement, Avaya Russia shall pay to Nortel Russia an aggregate amount of cash equal to the RUR equivalent of USD 349,384.06, as calculated on the basis of the exchange rate published in the Wall Street Journal, Eastern Edition newspaper for the day in question (the “Russia Inventory Allocation”), and (F) on the Closing Date, the Purchaser, on its own behalf and as agent for the Designated Purchasers, shall pay to the to the Distribution Agent, as agent for the Sellers and the EMEA Sellers, an aggregate amount of cash (the “Purchase Price”) equal to (i) nine hundred million dollars ($900,000,000) (the “Base Purchase Price”) less (ii) the Escrow Amount, (iii) eight million four hundred seventy five thousands nine hundred and forty eight dollars and twenty seven cents ($8,475,948.27) (in respect of the India Allocation, the China Allocation and the Russia Allocation and the Russia Inventory Allocation), and as adjusted pursuant to Sections 2.2.1(b), 2.2.2 and 2.2.3, plus (vi) any Delay Fee accrued in accordance with the terms hereof; provided that, for the avoidance of doubt, amounts of or in respect of VAT (as defined in the EMEA Asset Sale Agreement) and/or Transfer Taxes shall be paid directly to the relevant Seller, EMEA Seller, Joint Administrators, Joint Israeli Administrators or Tax Authority pursuant to and in accordance with the relevant provisions of this Agreement and the EMEA Asset Sale Agreement and shall not be paid to the Distribution Agent.”

5.	Closing Date.

Section 2.3.1 is hereby amended and restated in its entirety as follows:

“Closing Date. The completion of the purchase and sale of the Assets and the Shares and the assumption of the Assumed Liabilities shall occur simultaneously with closing of the transaction contemplated by the EMEA Asset Sale Agreement and shall take place at the offices of Cleary Gottlieb Steen & Hamilton LLP in New York, New York, commencing at 8:00 a.m. New York time on December 18, 2009 (the day on which the Closing takes place being the “Closing Date”). The transactions contemplated by this Agreement and the other Transaction Documents will be deemed completed (the “Closing”) at the time the Parties release and exchange signature pages and the Purchaser authorizes the deliveries set forth in Section 2.3.2 (subject to receipt of such deliveries by Sellers).

Legal title, equitable title and risk of loss with respect to the Assets and the Shares will transfer to the Purchaser or the relevant Designated Purchaser, and the Assumed Liabilities will be assumed by the Purchaser and the relevant Designated Purchasers, at 11:59 p.m. local time on the Closing Date in the jurisdiction in which the Assets and Shares are located in accordance with the terms hereof; provided, however, that the DiamondWare Shares will transfer to the Purchaser at the Closing. For the avoidance of doubt, all Transferred Employees shall transfer at the Employee Transfer Date.”

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6.	Closing Actions and Deliveries.

(a) Section 2.3.2(a) is hereby amended and restated in its entirety as follows:

“(a)	The Purchaser shall deliver on the Closing Date:

(i) to the Distribution Agent, as distribution agent for the Sellers and the EMEA Sellers, an amount equal to:

(A) the Estimated Purchase Price (minus the sum of (i) the amount of cash in the Good Faith Deposit Escrow Account (including any actual earnings thereon), (ii) the Escrow Amount, (iii) eight million four hundred seventy five thousands nine hundred and forty eight dollars and twenty seven cents ($8,475,948.27) (in respect of the India Allocation, the China Allocation and the Russia Allocation)); plus

(B) any accrued Delay Fee that shall not yet have been paid to the Escrow Agent in the form of Delay Fee Payments pursuant to Section 2.2.1(c),

by wire transfer in immediately available funds to an account or accounts designated at least two Business Days prior to the Closing Date by the Distribution Agent in a written notice to the Purchaser; and

(ii) to the Escrow Agent, an aggregate amount equal to the Escrow Amount, by wire transfer in immediately available funds as follows:

(A) the EMEA Employment Escrow Amount shall be wired to the EMEA Employment Escrow Account;

(B) the Holdback Escrow Amount shall be wired to the Holdback Escrow Account;

(C) the Purchase Price Adjustment Escrow Amount shall be wired to the Purchase Price Adjustment Escrow Account;

(D) the French Tax Escrow Amount shall be wired to the French Tax Escrow Account; and

(E) the Estimated -6 Liability Escrow Amount shall be wired to the Estimated -6 Liability Escrow Account;”

(b)	Subclauses (b), (c), (d), (e) and (f) of Section 2.3.2 are redesignated (f), (g), (h), (i) and (j) respectively.

(c)	A new subclause (b) is added as follows:

“(b) No later than Monday, December 21, 2009, Avaya India shall deliver:

(i)	to NTEC an amount equal to the NTEC Payment; and

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(ii)	to NNIPL an amount equal to the NNIPL Payment,

in each case, by wire transfer of Rs in immediately available funds to an account or accounts designated prior to the Closing Date by the Sellers to the Purchaser.”

(d)	A new subclause (c) is added as follows:

“(c) No later than Monday, December 21, 2009, Avaya China shall deliver to Nortel China an amount equal to the China Allocation by wire transfer of RMB in immediately available funds to an account designated prior to the Closing Date by the Sellers to the Purchaser.”

(e)	A new subclause (d) is added as follows:

“(d) No later than Monday, December 21, 2009, Avaya Russia shall deliver to Nortel Russia an amount equal to the Russia Allocation by wire transfer of RUR in immediately available funds to an account designated prior to the Closing Date by the Sellers to the Purchaser.”

(f)	A new subclause (e) is added as follows:

“(e) immediately upon execution by all relevant parties thereto of the Russian Inventory Transfer Agreement, Avaya Russia shall deliver to Nortel Russia an amount equal to the Russia Inventory Allocation by wire transfer of RUR in immediately available funds to an account designated prior to the Closing Date by the Sellers to the Purchaser.”

7.	Companies Net Working Capital. Clause (ii) of Section 2.2.2(a) and clause (ii) of Section 2.2.3.1(a) are hereby amended and restated to replace the words “as of the Closing” with the words “as of 11:59 p.m. (New York time) on the Closing Date.”

8.	Ancillary Agreements. The Parties hereby acknowledge and agree that (i) the LGN/Korea Distribution Agreement, LGN/Korea Supply Agreement, and the Uni-Nortel Distribution Agreement shall not be required to be executed and delivered at the Closing, (ii) the Purchaser Supply Agreement and the Seller Supply Agreement shall be combined into a single mutual agreement renamed the “Master Purchase Agreement,” which shall cover the supply by the Purchaser and/or Designated Purchasers to the relevant Sellers of certain products and services and the supply by the relevant Sellers to the Purchaser and/or any Designated Purchasers of certain products and services, (iii) the Mutual Development Agreement shall be renamed the “Development and Support Agreement” and (iv) the Subcontract Agreement shall be renamed the “Master Subcontract Agreement”. Accordingly all references to the LGN/Korea Distribution Agreement, LGN/Korea Supply Agreement and Uni-Nortel Distribution Agreement are hereby deleted and all references to the Seller Supply Agreement, Purchaser Supply Agreement and Mutual Development Agreement are hereby replaced as follows:

a.	The sixteenth (16th) paragraph of the recitals is hereby amended and restated in its entirety as follows:

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“WHEREAS, in addition, on or before the Closing, the Purchaser, certain Sellers (or Affiliates of the Sellers) and certain EMEA Sellers will enter into the following ancillary agreements (together, the “Ancillary Agreements”): (i) the Intellectual Property License Agreement, (ii) the Transition Services Agreement, (iii) the Trademark License Agreement and (iv) the Loaned Employee Agreement (each as defined below) and will use their reasonable best efforts to negotiate in good faith (v) the Local Sale Agreements, (vi) the Real Estate Agreements, (vii) the Contract Manufacturing Inventory Agreements, (vii) the Development and Support Agreement, (ix) the Master Purchase Agreement, and (x) the Subcontract Agreement (each as defined below).”

b.	Section 1.1 of the ASSA is hereby amended to delete the following definitions:

“LGN/Korea Distribution Agreement”;

“LGN/Korea Supply Agreement”; and

“Uni-Nortel Distribution Agreement”; and

“Seller Supply Agreement”

and to amend:

(1)	the definition of “Purchaser Supply Agreement” as follows:

“Master Purchase Agreement” means an agreement between the Purchaser and/or any Designated Purchasers, on the one hand, and the relevant Sellers, on the other hand, governing the supply by the Purchaser and/or any Designated Purchasers to the relevant Sellers of certain products and services and the supply the relevant Sellers to the Purchaser and/or any Designated Purchasers of certain products and services.”

(2)	the definition of “Mutual Development Agreement” as follows:

“Development and Support Agreement” means an agreement between the Purchaser and/or any Designated Purchasers, on the one hand, and the relevant Sellers, on the other hand, governing the development (i) by the Purchaser and/or any Designated Purchasers of new features of certain of the products used by the Sellers and/or (ii) by the relevant Sellers of new features of certain of the Products.

c.	Section 5.26 is hereby amended to delete clauses (a)(ii) and (a)(iii) and restated as follows:

“(a) The Primary Parties and, to the extent applicable, the relevant EMEA Sellers, shall use their reasonable best efforts to negotiate in good faith with the relevant contract manufacturers to finalize the terms of the Contract Manufacturing Inventory Agreements based on the term sheet attached hereto as Exhibit E.”

and clause (b) of Section 5.26 is hereby amended to (1) replace the reference to the Mutual Development Agreement with a reference to the Development and Support

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Agreement, (2) delete the reference to the Seller Supply Agreement and (3) replace the reference to the Purchaser Supply Agreement with a reference to the Master Purchase Agreement.

9.	Nortel Networks de Argentina, S.A. The Parties hereby amend Section 5.25(a) of the Sellers Disclosure Schedule to include Nortel Networks de Argentina, S.A. (“Nortel Argentina”), as set forth in Section 5.25 of the Sellers Disclosure Schedule (as amended by Section 15 below) attached hereto. Notwithstanding anything in the ASSA to the contrary, the Main Sellers (on their own behalf and on behalf of the Other Sellers for which they act as representatives pursuant to Section 10.16 of the Agreement) and the Purchaser hereby agree that Nortel Argentina, effective as of July 20, 2009, shall be an Excluded Other Seller under the ASSA, and that as an Excluded Other Seller or an Excluded Seller, all of Nortel Argentina’s assets, interests and rights shall be Excluded Assets and all of its Liabilities shall be Excluded Liabilities, and Nortel Argentina shall not be Party to the ASSA, as amended, shall not be an Other Seller and shall have no rights or obligations under the Agreement, and the Main Sellers shall have no rights and obligations in respect thereof, except for the limited rights and obligations of or in respect of an Excluded Seller.

10.	Post-Closing Transfers of Assets in India and China. In the event that additional tangible Assets of Nortel China, NTEC and NNIPL are transferred to Avaya China or Avaya India, as applicable, post-Closing in accordance with Section 3.2 of the China Local Sale Agreement (the “Additional Chinese Assets”) or Section 3.2 of each India Local Sale Agreement (the “Additional Indian Assets”), as applicable, if required to effect the sale of such Assets to Avaya China or Avaya India, as applicable (a) the Purchaser shall cause Avaya China to pay to Nortel China, or Avaya India to pay NTEC or NNIPL, as applicable, in RMB or Rupees, as applicable, the net book value of the Additional Chinese Assets (the “Additional Chinese Payment”) or the Additional Indian Assets (the “Additional Indian Payment”) and (b) prior to such payment, the Sellers (other Nortel China, NTEC and NNIPL) shall reimburse the Purchaser for the Additional Chinese Payment or the Additional Indian Payment, as the case may be, and any associated transaction fees or expenses (including Transfer Taxes); provided, however, that the Sellers shall not reimburse Purchaser for any fees or expenses for which Purchaser would have borne responsibility under the terms of the ASSA had the Additional Chinese Assets or the Additional Indian Assets have been transferred on the date hereof, except to the extent such fees or expenses exceed the amounts for which Purchaser would have been liable had the Additional Chinese Assets or the Additional Indian Assets, as applicable, been transferred on the Closing Date and provided further, however, that Sellers shall not reimburse Purchaser for any legal fees and expenses.

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New Assigned Patents. The Sellers agree to review, within sixty (60) days of the Closing Date, the Sellers’ Patents, which had not previously been subject to the allocation process used to identify the Patents listed in Section 1.1(r)(i) of the Sellers Disclosure Schedule, to determine whether they are predominantly used in the Business as of the Closing Date; it being understood that in making such determination the Sellers will use the same standard and substantially similar evaluation mechanism as applied to determine assignability of the Patents listed Section 1.1(r)(i) of the Sellers Disclosure Schedule.

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The Sellers shall notify the Purchaser in writing not later than seventy (70) days after the Closing Date whether any of such reviewed Patents were found by Sellers, based on the foregoing review, to be predominantly used in the Business as of the Closing Date (such predominantly-used Patents, the “New Assigned Patents”). The Sellers hereby assign all their right, title and interest in the New Assigned Patents to the Purchaser and shall execute, as soon as practicable after delivery of the foregoing notice, any further documentation reasonably requested by Purchaser to confirm and record such assignment. The definition of Transferred Intellectual Property is hereby amended to insert, prior to the end of (i), “and the New Assigned Patents.”

12.	Insurance Matters.

a.	Section 5.21(a) is hereby amended to add the following after the first sentence:

“Notwithstanding the foregoing, with respect to Directors’ & Officers’ Liability insurance, Fiduciary Liability insurance, Employment Practices Liability insurance and Errors & Omissions Liability insurance, coverage will continue to be provided under Seller’s policies of insurance for claims arising from acts that took place prior to the Closing Date.”

b.	The Parties hereby acknowledge and agree that the Purchaser’s obligation to obtain or cause the Companies to obtain “tail” insurance policies with a claims period of at least six years from the Closing Date with respect to directors’ and officers’ liability insurance effective as of the Closing Date in accordance with Section 5.20(d) is hereby waived.

13.	Non-Compete.

a.	Section 5.33 is hereby amended and restated in its entirety as follows:

“SECTION 5.33. Non-Compete.

(a) Except as permitted pursuant to Section 5.25(b) with respect to any Excluded Sellers, for a period of three (3) years from and after the Closing Date, none of the Sellers shall, or shall permit or cause any of their Wholly-Owned Subsidiaries to, (i) sell a product or service competitive with any product or service contemplated in the definition of the Business in any geographic area in which the Business is conducted on the date hereof (unless purchased from the Purchaser or a Designated Purchaser), or (ii) acquire or hold voting securities of any Person that is engaged in a business competitive with the Business as conducted on the date hereof.

(b) Notwithstanding the provisions of subsection 5.33(a), nothing in this Section 5.33 shall prohibit or restrict (i) performance by the Sellers or a Seller Wholly-Owned Subsidiary under the Rejected Customer Contracts, through the subcontract arrangement contemplated by Section 5.14(b) or 5.14(c), as applicable, if such arrangement is entered into pursuant to the provisions therein or otherwise if such arrangement is not entered into or, with respect to NNSA, performance by NNSA of the Contract listed on Schedule 5.33 to the extent such Contract shall not transfer to the

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Purchaser or any Designated Purchaser, (ii) the acquisition or holding of a passive investment in up to 5% of the outstanding stock of a corporation that does not give such Seller or Wholly-Owned Subsidiary of such Seller the right to appoint directors or management of such Person or to otherwise exercise control over the management of such Person, (iii) the passive holding of the securities any of the Sellers owns as of the date hereof and the holding of the equity interests in the joint ventures listed in Section 1.1(a) of the Sellers Disclosure Schedule that the Sellers own as of the date hereof, (iv) the sale of Sellers’ Converging Products, (v) the fulfillment or servicing of any warranty obligations of the Sellers on account of any Excluded Asset, or (vi) the sale by the Sellers of any inventory which is not Owned Inventory, including, without limitation, in accordance with the terms of the applicable Contract Manufacturing Inventory Agreement or equivalent arrangements between the Sellers, on the one hand, and the Purchaser and/or Designated Purchasers, on the other hand.

(c) In the event that any Seller or any Wholly-Owned Subsidiary of any Seller is acquired by, merged with or otherwise combined with (whether in a single transaction or a series of related transactions or whether structured as an acquisition of assets, securities or otherwise) (any such transaction, a “Seller Acquisition”) any other Person (an “Acquiring Person”), the provisions of this Section 5.33 shall not restrict the ability of the Acquiring Person or its Affiliates to continue to operate the type of business or own the type of assets that they respectively operated or owned prior to the Seller Acquisition. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 5.33 is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability will have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement will be enforceable as so modified after the expiration of the time within which the judgment may be appealed.”

14.	Canadian Tax Election. Section 6.1(c) is hereby amended to replace the first sentence with the following:

“The applicable Seller(s) and Purchaser (or relevant Designated Purchaser) will, on or before the date such election is due under Applicable Law, jointly prepare and execute an election, in the prescribed form and containing the prescribed information, to have subsection 167(1) of the Excise Tax Act (Canada) apply to the sale and purchase of the Assets which would otherwise be subject to GST so that no GST is payable in respect of such sale and purchase under Part IX of the Excise Tax Act (Canada).”

15.	Technical Records Escrow. Section 6.6(b) is hereby amended and restated in its entirety as follows:

At any time within the ten (10) years immediately following the Closing, the Purchaser shall or shall cause any relevant Designated Purchaser, as applicable, to, upon written notice from NNL or NNTC, cause copies of the Restricted Technical Records identified

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by NNL or NNTC in such notice, to be placed into escrow with the Records Custodian, who shall hold such Restricted Technical Records for a term ending no later than the tenth (10th) anniversary of the Closing Date in accordance with an escrow agreement between the Purchaser (or the relevant Designated Purchaser, as applicable), NNL and/or NNTC, as applicable, and the Records Custodian, in form satisfactory to the Purchaser and/or the relevant Designated Purchaser, as applicable and NNL and/or NNTC, as applicable; provided, that neither the Purchaser nor the relevant Designated Purchaser, as applicable, shall have any obligation to place any such Restricted Technical Records into escrow pursuant to this Section 6.6(b) unless NNL and/or NNTC, as applicable, pay all of the Purchaser’s and/or the relevant Designated Purchaser’s, as applicable, reasonable costs and expenses in connection with the foregoing, including a reasonable per diem rate for access to former employees of NNL and/or NNTC, as the case may be (based on the total compensation of the employee at the time access is provided). The escrow agreement will provide for access to the copies of the Restricted Technical Records only by the relevant Canadian Tax Authority or by tax advisors of any purchaser (“Tax Credit Purchaser”) relating to the scientific research and experimental development Tax credits of NNL and/or NNTC, as applicable, under the Income Tax Act (Canada), and only if such advisors have executed an appropriate confidentiality agreement in form satisfactory to the Purchaser (or the relevant Designated Purchaser, as applicable). The access permitted by the escrow agreement shall be only for the limited purpose of defending any audit, claim or action by any Canadian Tax Authority in respect of the characterization of expenditures by NNL or NNTC, as applicable, as qualified expenditures on scientific research and experimental development for purposes of the applicable provisions of the Income Tax Act (Canada) (“Qualified Expenditures”).

16.	Employee Liabilities in the UAE. Article VII is hereby amended to add Section 7.6 as follows:

“Section 7.6. Employee Liabilities in the United Arab Emirates. Notwithstanding anything in the Agreement to the contrary, the Purchaser shall indemnify the Sellers in respect of any Liabilities that may arise as a result of the failure or delay by the Purchaser or its Affiliates to re-register the Transferred Employees employed in the United Arab Emirates, as of their Effective Hire Date, in accordance with United Arab Emirates law (save where the failure or delay to re-register such Transferred Employees is caused by any failure or delay to act on the part of the Main Sellers, unless such failure or delay by the Main Sellers is outside of its reasonable control). For avoidance of doubt, such indemnity shall be in addition to any of Purchaser’s obligations under the Assumed Liabilities.”

17.	Transferred Employee Plans. The definition of “Transferred Employee Plans” in Section 1.1 is amended to delete the reference to “Section 2.1.3(g)” and replace it with a reference to “Section 2.1.3(h)”.

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Survival of Real Estate Provisions. The Purchaser and the Sellers acknowledge and agree that, as provided in Section 10.1 of the ASSA, the covenants and agreements thereof that by their terms are to be satisfied after the Closing Date shall survive until satisfied in accordance with their terms. Such provisions include, without limitation, the following

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provisions of the ASSA: Section 2.1.6(d), Section 2.1.7(g), Section 5.13, Section 5.16(a)(i), (a)(iii), (a)(iv), (b)(i), (b)(iii) and (c), Section 5.21(b), Section 5.22, Section 5.28(c), (d), (e), and (f), Section 5.30(c), Section 5.31(a), (b), (d), (e) and (g), and Section 5.32(a), (b) and (c), Exhibit 5.28(g)(2) and Exhibit 5.32(C). For the avoidance of doubt, (i) under no circumstances shall the deletion of references to such provisions from the Real Estate Agreements or related documents modify the Parties’ obligations to satisfy these provisions in accordance with the terms of the ASSA and (ii) in the event of an irreconcilable conflict between any provision of the ASSA and the terms of the Real Estate Agreements or related documents, the terms of the ASSA shall prevail.

19.	Richardson. The Parties hereby further acknowledge that with respect to the Direct Lease site located in Richardson, Texas, Purchaser will only be using a portion of the leased premises under the Direct Lease. The Parties shall reasonably cooperate in good faith to reduce the charges for utilities and other services for which Purchaser is liable under such lease and to reduce the portions of the leased premises to which utilities and services are provided, by physical separation or otherwise, to the extent reasonably possible. Such cooperation shall include, if the same would result in a material diminution of such charges over the term of such lease, segregating, at Purchaser’s sole cost and expense, the unused portion of the Purchaser’s leased premises so as to reduce the space to which utilities and services are provided. No such reduction or elimination of utilities or services or segregation will be permitted to the extent that it is not in compliance with laws (it being understood, however, that, in the absence of any order of a Government Entity requiring the same, Purchaser shall have no obligation to effect such segregation by erection of a code-compliant demising wall), imposes any health or safety risk to any person, or impairs, in any material respect, the use, operation or value of the site, including for sale or lease to third parties (but taking into account Purchaser’s obligation to restore such segregation at the end of the term of the Direct Lease).

20.

Initial Payment of Rent, License and Service Fees and Security Deposits. The Parties agree that (notwithstanding any provision of any Sublease, Direct Lease, assignment agreement, license agreement or services agreement to the contrary), not later than thirty (30) days after the Closing Date (or the first Business Day thereafter if such date is not a Business Day), (i) the Purchaser shall be entitled to pay the rent, additional rent, license fees and services fees due under each Sublease, Direct Lease, license agreement and services agreement for the months of December, 2009 and January, 2010 and to post all security deposits required thereunder (whether in cash or by letter of credit) and (ii) the Parties shall, with respect to all Designated 365 Real Estate Leases and Designated Non-365 Real Estate Leases and the Owned Real Estate, make payments or settlements in respect of any rent, additional rent and other pre-paid expenses (with such rent, additional rent and other expenses to be apportioned between the Parties as of the Closing Date); provided that interest shall accrue and be payable on all such payments not made on or before January 1, 2010 from such date until the date payment is made at three percent (3%) per annum and provided further that, to the extent any such payment is not made by the date which is thirty (30) days after the Closing Date (or the first Business Day thereafter if such date is not a Business Day), the provisions of the relevant Sublease, Direct Lease, license agreement or services agreement regarding late charges and default interest shall apply and provided further that Purchaser acknowledges that no Seller or

12

any Affiliate of a Seller shall have any liability with respect to any payments which arise after the Closing Date under any Real Estate Lease being assigned by a Seller to a Purchaser or Designated Purchaser or with respect to the Owned Real Estate, whether or not such payments become due on or before the date which is thirty (30) days after the Closing Date.

21.	Santa Clara Services. The Parties agree that, effective from and including the day immediately following the expiration or termination of the Omnibus Services Agreement dated the date hereof, but in no event earlier than sixty (60) days from the date hereof, at the building located at 4655 Great America Parkway in Santa Clara, California (“SC-100”) a portion of which is the subject of a Sublease (the “Santa Clara Sublease”), and through and including the date on which the Santa Clara Sublease expires or otherwise terminates, Purchaser shall provide, or cause a third party services provider to provide, services to any Seller, any Affiliate of a Seller and any subtenant of a Seller from time to time occupying space in SC-100 in accordance with this Section 24. Such services shall at a minimum include the services set forth on Schedule A-21 hereto, which are all the services being provided by Sellers or Sellers service providers to any such parties occupying space in SC-100 as of the date hereof. Sellers shall pay to Purchaser in advance on the first day of each month a fee equal to the lesser of (i) 100% of Purchaser’s costs of providing such services and (ii) the aggregate amount being paid by Sellers as of the date hereof as consideration for such services, plus in either instance any and all taxes (the “Sellers Services Fee Cap”) assessed on such payment. Purchaser further acknowledges that the Sellers Services Fee Cap shall not escalate on an aggregate basis at any time during the original term of the Santa Clara Sublease; provided that the Sellers Services Fee Cap shall not apply to, and Sellers shall be responsible for paying all of Purchaser’s incremental costs for, any increase in the kind, quality, scope or frequency of any such services, if requested or consented to in writing by Sellers. Purchaser and Sellers shall cooperate with each other in good faith to facilitate a smooth transition of services from Sellers’ services providers under the Omnibus Services Agreement to Purchaser’s services providers hereunder. Upon request by Sellers, Purchaser may in any or all months elect to allow payment of the Sellers Services Fee Cap by Sellers in the form of a credit to Purchaser against any rents or other amounts due under the Santa Clara Sublease. Notwithstanding any provision to the contrary herein, under no circumstances shall Purchaser be obligated to provide any Services to any Seller or any tenant, subtenant or occupant of SC-100 after the expiration or earlier termination of the Santa Clara Sublease.

22.	Assignment of Canberra Lease. The Parties agree that, subject to Sections 2.1.6(d), 2.1.10 and 5.13 of the ASSA and the receipt of any required Consent, the Non-365 Real Estate Lease relating to property located at National Capital Centre, Block 2, Section 22, Sixth Floor, Suite 1 in Canberra, Australian Capital Territory shall be assigned to the Purchaser or a Designated Purchaser as promptly as possible following Closing.

23.

PGP. With respect to premises in Mumbai, India occupied by Nortel Networks (India) Private Limited pursuant to a Leave and License Agreement, the Parties agree that (i) Sellers will arrange for the issuance of visitor passes to the employees of Purchaser or Affiliates of Purchaser on a daily basis commencing the first Business Day following the

13

Closing Date and ending no later than January 29, 2010, at no cost to Purchaser, in order to facilitate Purchaser’s transitional operation of the Business out of such premises and removal of Assets from such premises, and (ii) Purchaser must complete its removal of Assets from such premises by no later than January 29, 2010. Sellers agree to cooperate in good faith to arrange for the issuance of additional daily visitor passes to employees of Purchaser or Affiliates of Purchaser upon request by Purchaser.

24.	Tenant Services Guide.

Attached hereto as Exhibit A-24 is the Sellers’ Tenant Services Guide, which outlines the policies, procedures and guidelines applicable to services provided by Sellers across their global real estate portfolio, including Sellers’ policies on parking, drug and alcohol use, solicitation, demising, signage and security services (the Tenant Services Guide, together with the foregoing policies and any other policies, procedures or guidelines referenced therein is collectively referred to as the “Tenant Services Guide”). Notwithstanding anything to the contrary in the Tenant Services Guide, the Parties agree that (i) the services to be provided by Sellers or Sellers’ service providers at each site subject to a Sublease, Direct Lease, license agreement, or services agreement shall be substantially the same in kind, quality, scope, and frequency as the services provided by Sellers or Sellers’ service providers to the applicable site during the one year period prior to the Closing Date and (ii) in the event of any conflicts or inconsistencies between any term, provision, policy, procedure or guideline in the Tenant Services Guide (including the Links to Important Information section thereof relating to demising parking, signage and other policies and guidelines of Sellers) and the terms of any Sublease, Direct Lease, license agreement or services agreement (including the service schedules attached thereto), the terms of the applicable Sublease, Direct Lease, license agreement or services agreement (including the service schedules attached thereto) shall govern and control. Sellers agree that they will not apply or enforce the Tenant Services Guide in an arbitrary or discriminatory manner against Purchaser or any Designated Purchaser. Subject to the foregoing provisions of this Section 24, Purchaser agrees to abide by the policies, procedures and guidelines set forth in the Tenant Services Guide.

25.	Deferred Transfer Purchased Assets.

The repair and return inventory held by Sellers for the Business in the following jurisdictions shall be Deferred Transfer Purchased Assets: Argentina, Bahamas, Barbados, Colombia, Costa Rica, Ecuador, Guatemala, Jamaica, Pakistan, Trinidad & Tobago, Uruguay, Turkey, and Hong Kong. The Parties will work cooperatively to complete the sale of such assets pursuant to Section 2.1.1 by January 31, 2010. The sale of any such asset to Purchaser or a Designated Purchaser shall be complete upon the shipment of the asset to Purchaser, a Designated Purchaser, a customer of the Business or a Purchaser-designated repair hub.

14

26.	Notices.

a.	Section 10.7 is hereby amended to delete the mailing addresses for Nortel Networks Corporation and Nortel Networks Limited following the words “If to the Main Sellers or the Sellers, to:” and to replace them with the following:

“Nortel Networks Corporation
5945 Airport Road, Suite 360
Mississauga, Ontario, Canada L4V 1R9
Attention:	Anna Ventresca
General Counsel – Corporate, Corporate Secretary and Chief Compliance Officer
Facsimile:	+1-905-863-7386

Nortel Networks Limited
5945 Airport Road, Suite 360
Mississauga, Ontario, Canada L4V 1R9
Attention:	Anna Ventresca
General Counsel – Corporate, Corporate Secretary and Chief Compliance Officer
Facsimile:	+1-905-863-7386”

b.      Section 10.7 is hereby amended to delete the mailing addresses for Nortel Networks Limited following the words “With copies (that shall not constitute notice) to:” and to replace it with the following:

“Nortel Networks Limited
5945 Airport Road, Suite 360
Mississauga, Ontario, Canada L4V 1R9
Attention:	Robert Fishman
Senior Counsel
Facsimile:	+1-347-427-3815 & +1-615-432-4067”

27.	Exhibits and Schedules. The following Exhibits to the ASSA and Sections of the Sellers Disclosure Schedule are hereby deleted and replaced in their entirety by corresponding Exhibit or Section of the Sellers Disclosure Schedule attached hereto:

Exhibit or Section of the Sellers’ Disclosure Schedule	Replaced with the attached:

Exhibit C – Canadian Debtors; U.S. Debtors; EMEA Debtors; Israeli Companies; Non-Debtor Sellers	Exhibit C – Canadian Debtors; U.S. Debtors; EMEA Debtors; Israeli Companies; Non-Debtor Sellers

Section 1.1(e) – Contract Manufacturers	Section 1.1(e) – Contract Manufacturers

Section 1.1(r) – Transferred Intellectual	Section 1.1(r) – Transferred Intellectual

15

Property	Property

Section 2.1.2(o) – Other Excluded Assets	Section 2.1.2(o) – Other Excluded Assets

Section 4.14(b)(i) – List of Employees; Employee Information; Special Arrangements	Section 4.14(b)(i) – List of Employees; Employee Information; Special Arrangements

Section 4.7 – Litigation	Exhibit 4.7 – Litigation

Section 5.14 – Bundled Contracts	Exhibit 5.14 – Bundled Contracts

Section 5.25(a) – Excludable Other Sellers as of the Date Hereof	Section 5.25(a) – Excludable Other Sellers as of the Date Hereof

Section 7.1.2(c)(v) – Gratuity Payment, Long Service Leave and Sick Leave	Section 7.1.2(c)(v) – Gratuity Payment, Long Service Leave and Sick Leave

Section 10.16(a)(i) – Respective Affiliates of NNL	Section 10.16(a)(i) – Respective Affiliates of NNL

28.	Effectiveness. This Amendment No. 1 shall become effective as of, and conditioned upon the Closing (the “Effective Date”).

a.	On or after the Effective Date, each reference in the ASSA to “this Agreement,” “hereunder,” “hereof” “herein,” or words or like import referring to the ASSA shall mean and be a reference to the ASSA, as amended by this Amendment No. 1.

b.	Except as amended hereby, the provisions of the ASSA are and shall remain in full force and effect.

29.	Governing Law. The interpretation of this Amendment No.1, and any questions, claims, disputes, remedies or Actions arising from or related to this Amendment No. 1, and any relief or remedies sought by any Party hereunder, shall be governed exclusively by the Laws of the State of New York applicable to contracts made to be performed in that State and without regards to the rules of conflict of laws of any other jurisdiction. Any Action arising out of or relating to this Amendment No. 1 shall be resolved in accordance with Section 10.6 of the ASSA.

30.	General. The parties agree that Sections 10.3, 10.4, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.17 and 10.19 of the ASSA shall apply, mutatis mutandis, to this Amendment, it being understood that any reference therein to “Agreement” shall be interpreted for purposes hereof as referring to this Amendment No. 1.

31.	Integration of Terms. The ASSA, as amended by this Amendment No. 1, the other Transaction Documents and the Confidentiality Agreement constitute the entire

16

agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

[Signature page follows.]

17

IN WITNESS WHEREOF, the Main Sellers and the Purchaser have duly executed this Amendment No. 1 to the Asset and Share Sale Agreement as of the date first written above.

AVAYA INC.

By:	/s/ Pamela F. Craven
Name: Pamela F. Craven
Title: Chief Administrative Officer

NORTEL NETWORKS CORPORATION

By:	/s/ Anna Ventresca
Name: Anna Ventresca
Title: General Counsel-Corporate and Corporate Secretary

By:	/s/ John Doolittle
Name: John Doolittle
Title: SVP, Finance and Corporate Services

NORTEL NETWORKS LIMITED

By:	/s/ Anna Ventresca
Name: Anna Ventresca
Title: General Counsel-Corporate and Corporate Secretary

By:	/s/ John Doolittle
Name: John Doolittle
Title: SVP, Finance and Corporate Services

NORTEL NETWORKS INC.

By:	/s/ Anna Ventresca
Name: Anna Ventresca
Title: Chief Legal Officer

SIGNED in the name and on behalf of NORTEL ALTSYSTEMS, INC. by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS TECHNOLOGY CORPORATION. by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS CHILE S.A. by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS DE MEXICO, S.A. DE C.V. by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL DE MEXICO, S. DE R.L. DE C.V. by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS PERU S.A.C. by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS AUSTRALIA PTY LIMITED by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS (INDIA) PRIVATE LIMITED by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of PT NORTEL NETWORKS INDONESIA by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS MALAYSIA SDN. BHD. by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS NEW ZEALAND LIMITED by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS SINGAPORE PTE. LIMITED by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS (ASIA) LIMITED by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS (CHINA) LIMITED by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS (THAILAND) LTD. by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL VIETNAM LIMITED by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS TELECOMMUNICATIONS EQUIPMENT (SHANGHAI) CO., LTD. by

NORTEL NETWORKS LIMITED, as Representative

By:	/s/ John Doolittle

Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

SIGNED in the name and on behalf of NORTEL NETWORKS INTERNATIONAL INC. by

NORTEL NETWORKS INC., as Representative

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	Chief Legal Officer

SIGNED in the name and on behalf of NORTEL NETWORKS (CALA) INC. by

NORTEL NETWORKS INC., as Representative

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	Chief Legal Officer

SIGNED in the name and on behalf of NORTEL TECHNOLOGY EXCELLENCE CENTRE PRIVATE LIMITED by

NORTEL NETWORKS INC., as Representative

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	Chief Legal Officer

SIGNED in the name and on behalf of NORTEL NETWORKS KABUSHIKI KAISHA by

NORTEL NETWORKS INC., as Representative

By:	/s/ Anna Ventresca

Name:	Anna Ventresca
Title:	Chief Legal Officer

The undersigned EMEA Sellers are executing this Agreement solely for purposes of agreeing to Sections 4, 5, 6, 7, 8, 28, 29 and 30 of this Amendment No.1.

SIGNED for and on behalf of Nortel Networks UK Limited (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	)	/s/ Christopher Hill
	)	Christopher Hill
) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel GmbH (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	)
)

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks SpA (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks Hispania S.A. (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks B.V. (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks AB (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks N.V. (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks (Austria) GmbH (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks Polska Sp. z.o.o. (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks Oy (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks Portugal S.A. (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks s.r.o. (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks Romania s.r.l. (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks Engineering Service kft (in administration) by Christopher Hill	)	/s/ Christopher Hill
	)	Christopher Hill
as Joint Administrator (acting as agent and without personal liability) in the presence of:	) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House, Primrose Street, London EC2A 2HS	)

SIGNED for and on behalf of Nortel Networks Slovensko s.r.o (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of:	) ) ) )	/s/ Christopher Hill Christopher Hill

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP, Exchange House,	)
Primrose Street, London EC2A 2HS

SIGNED for and on behalf of Nortel Networks France S.A.S. (in administration) by Kerry Trigg acting as authorised representative for as Joint Administrator (acting as agent and without personal liability) in the presence of:

		) ) ) ) )	/s/ Kerry Trigg Kerry Trigg

Witness signature

/s/ Sharon Perlmutter		)
Name: Sharon Perlmutter		)
Address:	Ernst & Young LLP 1 More London Place London SE1 2AF	)

SIGNED for and on behalf of Nortel Networks (Ireland) Limited (in administration) by David Hughes as Joint Administrator (acting as agent and without personal liability) in the presence of:	)	/s/ David Hughes
	) ) )	David Hughes

Witness signature

/s/ Claire Madden	)
Name: Claire Madden	)
Address:	Harcourt Centre Harcourt Street Dublin 2)

SIGNED by Sergei Fishkin duly authorised for and on behalf of o.o.o. Nortel Networks in the presence of:	) ) )	/s/ Sergei Fishkin Sergei Fishkin

Witness signature		[SEAL]

/s/ Irina Bassova	)
Name: Irina Bassova	)
Address: 7-2-172 Dmitrovskoe ave. 127434 Moscow Russia	)

SIGNED by Sharon Rolston duly authorised for and on behalf of Nortel Networks AG in the presence of:		)	/s/ Sharon Rolston
		)	Sharon Rolston
)

Witness signature

/s/ B. Scherwath		)
Name: B. Scherwath		)
Address:	c/o Nortel Networks,	)
Maidenhead, 5L6 3QH, UK

SIGNED by Sharon Rolston and Simon Freemantle duly authorised for and on behalf of Nortel Networks South Africa (Pty) Limited in the presence of:		)	/s/ Sharon Rolston
		)	Sharon Rolston
)
/s/ Simon Freemantle
Simon Freemantle

Witness signature

/s/ B. Scherwath		)
Name: B. Scherwath		)
Address:	c/o Nortel Networks,	)
Maidenhead, 5L6 3QH, UK

SIGNED by Sharon Fennessy and Simon Freemantle duly authorised for and on behalf of Nortel Networks AS in the presence of:		)	/s/ Sharon Fennessy
		)	Sharon Fennessy
)
/s/ Simon Freemantle
Simon Freemantle

Witness signature

/s/ B. Scherwath		)
Name: B. Scherwath		)
Address:	c/o Nortel Networks,	)
Maidenhead, 5L6 3QH, UK

SIGNED for and on behalf of Nortel Communications Holdings (1997) Limited (in administration) by Yaron Har-Zvi and Avi D. Pelossof as Joint Israeli Administrators (acting jointly and without personal liability) in connection with the Israeli Assets and Liabilities:	)	/s/ Yaron Har-Zvi
	)	Yaron Har-Zvi
)
	)	/s/ Avi D. Pelossof
	)	Avi D. Pelossof
) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address:	)

SIGNED for and on behalf of Nortel Networks Israel (Sales and Marketing) Limited (in administration) by Yaron Har-Zvi and Avi D. Pelossof as Joint Israeli Administrators (acting jointly and without personal liability) in connection with the Israeli Assets and Liabilities:	)	/s/ Yaron Har-Zvi
	)	Yaron Har-Zvi
)
	)	/s/ Avi D. Pelossof
	)	Avi D. Pelossof
)
) )

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address:	)

SIGNED by Alan Bloom in his own capacity and on behalf of the Joint Administrators without personal liability and solely for the benefit of the provisions of this Agreement expressed to be conferred on or given to the Joint Administrators in the presence of:	) ) )	/s/ Alan Bloom Alan Bloom

Witness signature

/s/ {Redacted personal information}	)
Name: {Redacted personal information}	)
Address: Herbert Smith LLP Exchange House	)
Primrose Street, London EC2A 2HS Solicitors

Schedule A

Other Sellers

PART 1: OTHER SELLERS REPRESENTED BY NNL PURSUANT TO SECTION 4.16

Nortel Altsystems, Inc. (f/k/a Alteon Websystems, Inc. name change effective 4/30/09)

Nortel Networks Technology Corporation

Nortel Networks Chile S.A.

Nortel Networks de Mexico, S.A. de C.V.

Nortel de Mexico, S. de R.L. de C.V.

Nortel Networks Peru S.A.C.

Nortel Networks Australia Pty Limited

Nortel Networks (India) Private Limited

PT Nortel Networks Indonesia

Nortel Networks Malaysia Sdn. Bhd.

Nortel Networks New Zealand Limited

Nortel Networks Singapore Pte. Limited

Nortel Networks (Asia) Limited

Nortel Networks (China) Limited

Nortel Networks (Thailand) Ltd.

Nortel Vietnam Limited

Nortel Networks Telecommunications Equipment (Shanghai) Co., Ltd.

PART 2: OTHER SELLERS REPRESENTED BY NNI PURSUANT TO SECTION 4.16

Nortel Networks International Inc.

Nortel Networks (CALA) Inc.

Nortel Technology Excellence Centre Private Limited

Nortel Networks Japan (Japanese name is Nortel Networks Kabushiki Kaisha)

Schedule A-1

Schedule A-21

Santa Clara Services

See attached.

Exhibit A-21

Exhibit A-24

Tenant Services Guide

See attached.

Exhibit A-24